Employee Benefits	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee Benefits	Employee Benefits
Conversion of Defined Benefit Pension Plan and Benefit Equalization Plan to Cash Balance Plan Design
Effective November 1, 2020, each of the Qualified Defined Benefit Pension Plan (“Defined Benefit Plan”) and the Non-Qualified Benefit Equalization Plan, referred to as the BEP, sponsored by the Company were amended to convert the plans from a traditional final average earnings plan design to a cash balance plan design. Benefits earned under the final average earnings plan design were frozen at October 31, 2020. Starting November 1, 2020, future benefits are earned under the cash balance plan design. Under the cash balance plan design, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump sum amount in that hypothetical account. Contribution credits equal to a percentage of a participant’s annual compensation (if the participant works at least 1,000 hours during the year) and interest credits equal to the greater of the 30-Year Treasury rate for September preceding the current plan year or 3.5% are added to a participant’s account each year. For employees hired prior to November 1, 2020, annual contribution credits generally increase as the participant remains employed with the Company. Employees hired on and after November 1, 2020 receive annual contribution credits equal to 5% of annual compensation, with no future increases. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant’s account balance under the cash balance plan design, plus their frozen benefit under the final average earnings plan design. However, under the Defined Benefit Plan, participants may elect, with the consent of their spouses if they are married, to have the benefits distributed as a lump sum rather than an annuity. The lump sum is equal to the sum of the actuarial equivalent of their frozen benefit under the final average earnings plan design, plus their cash balance account. Under the BEP, benefits are generally only payable as a lump sum, which is equal to the sum of the actuarial equivalent of their frozen benefit under the final average earnings plan design, plus their cash balance account.
Pension Plans
The Company provides pension benefits for its employees using a noncontributory, qualified defined benefit plan, through membership in the Savings Banks Employees Retirement Association (“SBERA”). The Company’s employees become eligible after attaining age 21 and completing one year of service. Under the final average earnings plan design, benefits became fully vested after three years of eligible service for individuals employed on or before October 31, 1989. For individuals employed subsequent to October 31, 1989 and who were already in the Defined Benefit Plan as of November 1, 2020, benefits became fully vested after five years of eligible service. Under the new cash balance plan design and for employees who were not already in the Defined Benefit Plan as of November 1, 2020, benefits become fully vested after three years of eligible service. The Company’s annual contribution to the plan is based upon standards established by the Pension Protection Act. The contribution is based on an actuarial method intended to provide not only for benefits attributable to service to date, but also for those expected to be earned in the future. SBERA offers a common and collective trust as the underlying investment structure for pension plans participating in the association. The target allocation mix for the common and collective trust portfolio calls for an equity-based investment deployment range of 49% to 63% of total common and collective trust portfolio assets. The remainder of the common and collective trust’s portfolio is allocated to fixed income securities with a target range of 28% to 42% and other investments, including global asset allocation and hedge funds, from 3% to 15%. The Trustees of SBERA, through the Association’s Investment Committee, select investment managers for the common and collective trust portfolio. A professional investment advisory firm is retained by the Investment Committee to provide allocation analysis, performance measurement and to assist with manager searches. The overall investment objective is to diversify investments across a spectrum of investment types to limit risks from large market swings. The Defined Benefit Plan has a plan year end of October 31.
In connection with the Company’s acquisition of Century during the year ended December 31, 2021, the Company acquired Century’s Qualified Defined Benefit Pension Plan. At the time of the acquisition, the plan was frozen to new participants, which had occurred in 2006, and all participants in the plan were fully vested. Additionally, all Century employees retained following the acquisition were eligible to join the Company’s Defined Benefit Plan to the extent that eligibility requirements were satisfied based upon such employees’ prior service with Century.
The Company has an unfunded Defined Benefit Supplemental Executive Retirement Plan (“DB SERP”) that provides certain retired officers with defined pension benefits in excess of qualified plan limits imposed by U.S. federal tax law. The DB SERP has a plan year end of December 31. In connection with the Company’s acquisition of Century, the Company acquired Century’s Supplemental Executive Insurance/Retirement Plan (the “Supplemental Plan”). Upon completion of the acquisition, the Supplemental Plan was merged for accounting purposes only into the Company’s DB SERP, but it continues to be administered according to its terms. Further, the plan document of the Century Supplemental Plan contained change in control provisions which became effective upon the Company’s acquisition of Century. Accordingly, all participants of the Century Supplemental Plan were deemed to be fully vested upon the closing of the acquisition.
The Company has an unfunded Benefit Equalization Plan (“BEP”) to provide retirement benefits to certain employees whose retirement benefits under the Defined Benefit Plan are limited per the Internal Revenue Code. The BEP has a plan year end of October 31. In connection with the Company’s acquisition of Century, any Century employee retained following the acquisition and whose retirement benefits under the Defined Benefit Plan are limited per the Internal Revenue Code were added to the BEP. Additionally, such Century employees were credited for prior service with Century for purposes of determining vesting and eligibility pursuant to the BEP.
The Company also has an unfunded Outside Directors’ Retainer Continuance Plan (“ODRCP”) that provides pension benefits to outside directors who retire from service. The ODRCP has a plan year end of December 31. Effective December 31, 2020, the Company closed the ODRCP to new participants and froze benefit accruals for active participants.
Obligations and Funded Status
The funded status and amounts recognized in the Company’s Consolidated Financial Statements for the Defined Benefit Plan, the DB SERP, the BEP and the ODRCP are set forth in the following table:

	As of and for the Year Ended December 31,
	2022	2021	2020
	(In thousands)
Change in benefit obligation:
Benefit obligation at beginning of the year	$501,507	$361,147	$396,769
Service cost (1)	31,382	31,660	25,970
Interest cost	10,582	5,694	9,657
Amendments	—	(1,106)	(133,439)
Actuarial (gain) loss	(133,282)	(1,697)	78,095
Acquisitions	—	125,854	—
Benefits paid	(47,659)	(20,045)	(15,905)
Benefit obligation at end of the year	$362,530	$501,507	$361,147

Change in plan assets:
Fair value of plan assets at beginning of year	$546,056	$449,643	$378,879
Actual return on plan assets	(91,474)	50,879	48,895
Acquisitions	—	63,468	—
Employer contribution	12,443	2,111	37,773
Benefits paid	(47,659)	(20,045)	(15,904)
Fair value of plan assets at end of year	419,366	546,056	449,643
Overfunded status	$56,836	$44,549	$88,496

Reconciliation of funding status:
Past service credit	$108,909	$120,792	$131,482
Unrecognized net loss	(99,002)	(128,402)	(161,045)
Prepaid benefit cost	46,929	52,159	118,059
Overfunded status	$56,836	$44,549	$88,496

Accumulated benefit obligation	$362,530	$501,507	$361,147

Amounts recognized in accumulated other comprehensive income (“AOCI”), net of tax:
Unrecognized past service credit	$78,295	$86,837	$94,522
Unrecognized net loss	(71,172)	(92,308)	(115,775)
Net amount	$7,123	$(5,471)	$(21,253)
(1)Includes service costs related to employees of our insurance agency business. Refer to the later discussion within the “Components of Net Periodic Benefit Cost” section within this Note for further discussion.
In accordance with the Pension Protection Act, the Company was not required to make any contributions to the Defined Benefit Plan for the plan year beginning November 1, 2021. However, the Company made a discretionary contribution to the Defined Benefit Plan of $7.2 million during the year ended December 31, 2022. Similarly, in accordance with the Pension Protection Act, the Company was not required to make any contributions to the Defined Benefit Plan for the plan year beginning November 1, 2020. Accordingly, during the year ended December 31, 2021, there were no contributions to the Defined Benefit Plan. The Company expects to make no contribution during the plan year beginning November 1, 2022.
The net actuarial gain of $133.3 million during the year ended December 31, 2022 was primarily attributable to an increase in the discount rate assumptions used for determining the benefit obligation which was partially offset by lower returns on plan assets than initially expected. The net actuarial gain of $1.7 million during the year ended December 31, 2021 was primarily attributable to higher returns on plan assets than initially expected and an increase in the discount rate assumptions which were partially offset by changes in demographic assumptions and in the participant mortality rate assumption. The net actuarial loss of $78.1 million during the year ended December 31, 2020 was primarily attributable to a decrease in the discount rate assumptions used for determining the benefit obligation in that year from the corresponding prior year.
Actuarial Assumptions
The assumptions used in determining the benefit obligations at December 31, 2022 and 2021 were as follows:

	DB Plan		BEP		DB SERP		ODRCP
	As of December 31,		As of December 31,		As of December 31,		As of December 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Discount rate	5.18%	2.65%	5.07%	2.32%	5.18%	2.68%	5.13%	2.32%
Rate of increase in compensation levels	4.50%	4.50%	4.50%	4.50%	—%	—%	—%	—%
Interest rate credit for determining projected cash balance	3.55%	3.50%	3.55%	3.50%	—%	—%	—%	—%
The assumptions used in determining the net periodic benefit cost for the years ended December 31, 2022, 2021, and 2020 were as follows:

	DB Plan
	For the Year Ended December 31,
	2022	2021	2020
Discount rate - benefit cost	2.65%	2.26%	3.16%
Rate of compensation increase	4.50%	5.25%	5.25%
Expected rate of return on plan assets	7.00%	7.50%	7.50%
Interest rate credit for determining projected cash balance	3.50%	3.50%	3.50%

	BEP
	For the Year Ended December 31,
	2022	2021	2020
Discount rate - benefit cost	2.32%	1.77%	3.15%
Rate of compensation increase	4.50%	5.25%	5.25%
Interest rate credit for determining projected cash balance	3.50%	3.50%	3.50%

	DB SERP
	For the Year Ended December 31,
	2022	2021	2020
Discount rate - benefit cost	2.68%	1.63%	2.72%

	ODRCP
	For the Year Ended December 31,
	2022	2021	2020
Discount rate - benefit cost	2.32%	1.81%	2.86%
Rate of compensation increase	—%	—%	3.00%
In general, the Company has selected its assumptions with respect to the expected long-term rate of return based on prevailing yields on high quality fixed income investments increased by a premium for equity return expectations.
To determine the discount rate used in calculating the benefit obligation and the benefit cost for all of its defined benefit plans, the Company uses the spot rate approach whereby the individual spot rates on the FTSE above-median yield curve are applied to each corresponding year’s projected cash flow used to measure the respective plan’s service cost and interest cost.
Plan Assets
The Company owns a percentage of the SBERA defined benefit common collective trust. Based upon this ownership percentage, plan assets managed by SBERA on behalf of the Company amounted to $419.4 million and $546.1 million at December 31, 2022 and 2021, respectively. Investments held by the common collective trust include Level 1, 2 and 3 assets such as: collective funds, equity securities, mutual funds, hedge funds and short-term investments. The Fair Value Measurements and Disclosures Topic of the FASB ASC stipulates that an asset’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. As such, the Company classifies its interest in the common collective trust as a Level 3 asset.
The table below presents a reconciliation of the Company’s interest in the SBERA common collective trust during the years indicated:

	For the Year Ended December 31,
	2022	2021
	(In thousands)
Balance at beginning of year	$546,056	$449,643
Net realized and unrealized gains and (losses)	(91,474)	50,878
Contributions	7,222	—
Benefits paid	(42,438)	(17,934)
Acquisition	—	63,469
Balance at end of year	$419,366	$546,056
Components of Net Periodic Benefit Cost
The components of net pension expense for the plans for the periods indicated are as follows:

	For the Year Ended December 31,
	2022	2021	2020
	(In thousands)
Components of net periodic benefit cost:
Service cost (1)	$31,382	$31,660	$25,970
Interest cost	10,582	5,694	9,657
Expected return on plan assets	(35,486)	(33,333)	(29,610)
Past service credit	(11,882)	(11,796)	(1,931)
Recognized net actuarial loss	11,032	13,400	10,787
Settlements	12,045	—	—
Net periodic benefit cost	$17,673	$5,625	$14,873
(1)Includes service costs related to employees of our insurance agency business. Such service costs were included in net income from discontinued operations as such costs will not continue to be incurred by the Company following the sale of the insurance agency business. All other costs included in the determination of the benefit obligation for the Defined Benefit Plan and the BEP were included in net income from continuing operations as the Bank will assume the related liability upon dissolution of Eastern Insurance Group following the sale of the insurance agency business. Service costs included in net income from discontinued operations and included in the above table were $7.5 million, $7.7 million, and $6.2 million for the years ended December 31, 2022, 2021, and 2020, respectively.
Except as noted above, service costs for the Defined Benefit Plan, the BEP, and the DB SERP are recognized within salaries and employee benefits in the consolidated statement of income. Service costs for the ODRCP are recognized within professional services in the consolidated statement of income. The remaining components of net periodic benefit cost are recognized in other noninterest expense in the consolidated statement of income.
Pension Settlement
As a practical expedient, ASC 715, “Compensation–Retirement Benefits,” permits employers to not apply pension plan settlement accounting and to treat settlement transactions as normal benefit payments if the cost of all settlements in the year is less than or equal to the sum of the service cost and interest cost components of net periodic benefit cost. The Company has elected this practical expedient.
During the year ended December 31, 2022, lump sum payments from the Defined Benefit Plan exceeded the sum of the service cost and interest cost components (the “threshold”) of the Defined Benefit Plan’s net periodic pension cost. ASC 715-20, “Compensation-Retirement Benefits - Defined Benefit Plans,” requires that upon determining it is probable that such threshold will be met, an entity shall immediately recognize in earnings a pro rata portion of the aggregate unamortized gain or loss (e.g., “non-cash settlement charge”). In accordance with the applicable accounting guidance, the Company elected to apply a practical expedient to remeasure the plan assets and obligations as of the nearest month-end date upon the triggering of the previously mentioned threshold. Accordingly, the Company performed a remeasurement as of October 31, 2022 and, subsequently, as of December 31, 2022. The Company determined, with assistance from its actuaries, the amount of the resulting non-cash settlement charge to be a loss of $12.0 million which was recorded in other noninterest expense in the consolidated statement of income.
Benefits expected to be paid
The following table summarizes estimated benefits to be paid from the Defined Benefit Plan and BEP for the plan years beginning on November 1, and the DB SERP and ODRCP for the plan years beginning January 1:

Year	(In thousands)
2023	$45,367
2024	34,286
2025	37,454
2026	38,296
2027	37,915
In aggregate for 2028-2032	202,187
Employee Tax Deferred Incentive Plan
The Company has an employee tax deferred incentive plan, otherwise known as a 401(k) plan, under which the Company makes voluntary contributions within certain limitations. All employees who meet specified age and length of service requirements are eligible to participate in the 401(k) plan. The amount contributed by the Company is included in salaries and employee benefits expense. The amounts contributed to the plan for the years ended December 31, 2022, 2021, and 2020, were $5.0 million, $4.6 million and $4.4 million, respectively.
Employee Stock Ownership Plan
As part of the IPO completed on October 14, 2020, the Company established a tax-qualified Employee Stock Ownership Plan to provide eligible employees the opportunity to own Company shares. The ESOP borrowed $149.4 million from the Company to purchase 14,940,652 common shares during the IPO and in the open market. The loan is payable in annual installments over 30 years at an interest rate equal to the Prime rate as published in the The Wall Street Journal. As the loan is repaid to the Company, shares are released and allocated proportionally to eligible participants on the basis of each participant’s proportional share of compensation relative to the compensation of all participants. The unallocated ESOP shares are pledged as collateral on the loan.
The Company accounts for its ESOP in accordance with FASB ASC 718-40, "Compensation – Stock Compensation". Under this guidance, unreleased shares are deducted from shareholders’ equity as unearned ESOP shares in the accompanying Consolidated Balance Sheets. The Company recognizes compensation expense equal to the fair value of the ESOP shares during the periods in which they are committed to be released. To the extent that the fair value of the Company’s ESOP shares differs from the cost of such shares, the difference will be credited or debited to equity. As the loan is internally leveraged, the loan receivable from the ESOP to the Company is not reported as an asset nor is the debt of the ESOP shown as a liability in the Company’s Consolidated Balance Sheets. Dividends on unallocated shares are used to pay the ESOP debt.
Total compensation expense recognized in connection with the ESOP was $9.9 million for the year ended December 31, 2022, compared to $9.4 million and $2.4 million recognized during the years ended December 31, 2021 and 2020, respectively. The ESOP made a loan payment during the year ended December 31, 2022 of $7.9 million, of which $3.2 million was allocated to the principal portion of the payment and $4.7 million was allocated to the interest portion of the payment. The ESOP made a loan payment during the year ended December 31, 2021 of $7.9 million, of which $3.0 million was allocated to the principal portion of the payment and $4.9 million was allocated to the interest portion of the payment. The ESOP made an upfront principal payment of $1.0 million on the loan during year ended year ended December 31, 2020 which resulted in the release and allocation of 63,690 shares and compensation expense of $0.9 million. The Company recorded additional compensation expense of $1.5 million related to the accrual of the loan payment during the year ended December 31, 2020.
The number of shares committed to be released per year is 501,426 through 2049 and 231,124 in the year 2050.
The following table presents share information held by the ESOP:

	As of December 31,
	2022	2021
	(Dollars in thousands)
Allocated shares	1,046,850	565,134
Shares committed to be released	104,464	104,464
Unallocated shares (suspense shares)	13,769,628	14,271,054
Total shares	14,920,942	14,940,652
Fair value of unallocated shares	$237,526	$287,847
Defined Contribution Supplemental Executive Retirement Plan
The Company’s DC SERP, a defined contribution supplemental executive retirement plan, allows certain senior officers to earn benefits calculated as a percentage of their compensation. The participant benefits are adjusted based upon a deemed investment performance of measurement funds selected by the participant. These measurement funds are for tracking purposes and are used only to track the performance of a mutual fund, market index, savings instrument, or other designated investment or portfolio of investments. The Company recorded expense related to the DC SERP of $0.4 million, $0.9 million and $0.9 million in the years ended December 31, 2022, 2021, and 2020, respectively. The total amount due to participants under this plan was included in other liabilities on the Company’s balance sheets and amounted to $17.3 million and $33.4 million at December 31, 2022 and 2021, respectively. Effective December 31, 2021, the Company closed the DC SERP to new participants and froze benefit accruals for active participants.
Deferred Compensation Plans
The Company sponsors three plans which allow for elective compensation deferrals by directors, former trustees, and certain senior-level employees. Each plan allows its participants to designate deemed investments for deferred amounts from certain options which include diversified choices, such as exchange traded funds and mutual funds. Portfolios with various risk profiles are available to participants with the approval of the Compensation Committee of the Board of Directors. The Company purchases and sells investments which track the deemed investment choices, so that it has available funds to meet its payment liabilities. Deferred amounts, adjusted for deemed investment performance, are paid at the time of a participant designated date or event, such as separation from service, death, or disability. The total amounts due to participants under the three plans were included in other liabilities on the Company’s Consolidated Balance Sheets and amounted to $25.4 million and $31.5 million at December 31, 2022 and 2021, respectively.
Rabbi Trust Variable Interest Entity
The Company established rabbi trusts to meet its obligations under certain executive non-qualified retirement benefits and deferred compensation plans and to mitigate the expense volatility of the aforementioned retirement plans. The rabbi trusts are considered a VIEs as the equity investment at risk is insufficient to permit the trusts to finance their activities without additional subordinated financial support from the Company. The Company is considered the primary beneficiary of the rabbi trusts as it has the power to direct the activities of the rabbi trusts that significantly affect the rabbi trusts’ economic performance and it has the obligation to absorb losses of the rabbi trusts that could potentially be significant to the rabbi trusts by virtue of its contingent call options on the rabbi trusts’ assets in the event of the Company’s bankruptcy. As the primary beneficiary of these VIEs, the Company consolidates the rabbi trust investments. In general, the rabbi trust investments and any earnings received thereon are accumulated, reinvested and used exclusively for trust purposes. These rabbi trust investments consist primarily of cash and cash equivalents, U.S. government agency obligations, equity securities, mutual funds and other exchange-traded funds, and are recorded at fair value in other assets in the Company’s Consolidated Balance Sheets. Changes in fair value are recorded in noninterest income.
Assets held in rabbi trust accounts by plan type, at fair value, were as follows:

	As of December 31,
	2022	2021
	(In thousands)
DB SERP	$17,209	$20,810
BEP	11,734	13,202
ODRCP	3,670	4,316
DC SERP	17,764	34,002
Deferred compensation plans	25,909	32,042
Total rabbi trust assets	$76,286	$104,372
The following tables present the book value, net unrealized gain or loss, and market value of assets held in rabbi trust accounts by asset type:

	As of December 31, 2022			As of December 31, 2021
	Book Value	Unrealized Gain/(Loss)	Fair Value	Book Value	Unrealized Gain	Fair Value
Asset Type	(In thousands)
Cash and cash equivalents	$5,575	$—	$5,575	$4,494	$—	$4,494
Equities (1)	60,056	3,626	63,682	67,401	24,295	91,696
Fixed income	7,799	(770)	7,029	8,126	56	8,182
Total assets	$73,430	$2,856	$76,286	$80,021	$24,351	$104,372
(1)Equities include mutual funds and other exchange-traded funds.
The Company had equity securities held in rabbi trust accounts of $63.7 million and $91.7 million as of December 31, 2022 and 2021, respectively. Included in the equity securities presented in the tables above are exchange-traded mutual funds which had a net asset value of $38.9 million and $58.1 million as of December 31, 2022 and 2021, respectively.
Share-Based Compensation Plan
On November 29, 2021, the shareholders of the Company approved the Eastern Bankshares, Inc. 2021 Equity Incentive Plan (the “2021 Plan”). The 2021 Plan provides for the issuance of up to 26,146,141 shares of common stock pursuant to grants of restricted stock, restricted stock units (“RSUs”), non-qualified stock options and incentive stock options, any or all of which can be granted with performance-based vesting conditions. Under the 2021 Plan, 7,470,326 shares may be issued as restricted stock or RSUs, including those issued as performance shares and performance share units (“PSUs”), and 18,675,815 shares may be issued upon the exercise of stock options. These shares may be awarded from the Company’s authorized but unissued shares. However, the 2021 Plan permits the grant of additional awards of restricted stock or RSUs above the aforementioned limit, provided that, for each additional share of restricted stock or RSU awarded in excess of such limit, the pool of shares available to be issued upon the exercise of stock options will be reduced by three shares. Pursuant to the terms of the 2021 Plan, each of the Company’s non-employee directors were automatically granted awards of restricted stock on November 30, 2021. Such restricted stock awards vest pro-rata on an annual basis over a five-year period. The maximum term for stock options is ten years.
On March 1, 2022, the Company granted to all of the Company’s executive officers and certain other employees a total of 978,364 RSUs, which vest pro-rata on an annual basis over a period of three or five years, and a total of 533,676 PSUs, for which vesting is contingent upon the Compensation Committee of the Board of Director’s certification, after the conclusion of a three-year period, that the Company has attained a threshold level of certain performance criteria over such period. On May 17, 2022, the Company granted a total of 31,559 shares of restricted stock to the Company’s non-employee directors which vest after approximately one year from the date of grant. As of December 31, 2022 and 2021, there were 5,302,256 shares and 6,787,270 shares that remained available for issuance as restricted stock or RSU awards, respectively, and 18,675,815 shares that remain available for issuance upon the exercise of stock options at both dates. As of both December 31, 2022 and 2021, no stock options had been awarded under the 2021 Plan.
The following table summarizes the Company’s restricted stock award activity for the periods indicated:

	For the Years Ended December 31,
	2022		2021
Restricted Stock Awards	Number of Shares	Weighted-Average Grant Price Per Share	Number of Shares	Weighted-Average Grant Price Per Share
Non-vested restricted stock at beginning of year	683,056	$20.13	—	$—
Granted	31,559	19.17	683,056	20.13
Vested	(136,609)	20.13	—	—
Forfeited	(52,546)	20.08	—	—
Non-vested restricted stock at end of year	525,460	$20.08	683,056	$20.13
The following table summarizes the Company’s restricted stock unit activity for the periods indicated:

	For the Years Ended December 31,
	2022		2021
Restricted Stock Units	Number of Shares	Weighted-Average Grant Price Per Share	Number of Shares	Weighted-Average Grant Price Per Share
Non-vested restricted stock at beginning of year	—	$—	—	$—
Granted	978,364	21.08	—	—
Forfeited	(6,039)	21.08	—	—
Non-vested restricted stock at end of year	972,325	$21.08	—	$—
The following table summarizes the Company’s performance stock unit activity for the periods indicated:

	For the Years Ended December 31,
	2022		2021
Performance Stock Units	Number of Shares	Weighted-Average Grant Price Per Share	Number of Shares	Weighted-Average Grant Price Per Share
Non-vested restricted stock at beginning of year	—	$—	—	$—
Granted	533,676	21.12	—	—
Non-vested restricted stock at end of year	533,676	$21.12	—	$—
As of December 31, 2022, no RSU or PSU awards had vested. As of December 31, 2021, no awards had vested.
For the year ended December 31, 2022, share-based compensation expense under the 2021 Plan and the related tax benefit totaled $10.5 million and less than $3.0 million, respectively. For the year ended December 31, 2021, share-based compensation expense under the 2021 Plan and the related tax benefit totaled $0.2 million and less than $0.1 million, respectively.
As of December 31, 2022 and 2021, there was $34.6 million and $13.5 million, respectively, of total unrecognized compensation expense related to non-vested restricted stock granted and issued under the 2021 Plan. As of December 31, 2022, this cost is expected to be recognized over a weighted average remaining period of approximately 3.3 years. As of December 31, 2021, this cost was expected to be recognized over a weighted average remaining period of approximately 4.9 years.